UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:
December 14, 2016

Diversicare Healthcare Services, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-12996	62-1559667
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1621 Galleria Boulevard, Brentwood, TN 37027
(Address of Principal Executive Offices) (Zip Code)

(615) 771-7575
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 on Form 8-K/A (this “Amendment”) is being filed by Diversicare Healthcare Services, Inc. (the “Company”) to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on October 5, 2016 (the “Original Report”), to supplement Item 9.01 of the Original Report to include the historical audited and unaudited financial statements of the Alabama and Mississippi Golden Living Centers, the business acquired, and the unaudited Pro Forma Condensed Combined Financial Statements required by Article XI of Regulation S-X.

Item 7.01 Regulation FD Disclosure

On October 1, 2016 the Company assumed the operations of 10 facilities in Mississippi and on November 1, 2016 the Company assumed the operations of 12 facilities in Alabama.  As previously announced, the transaction expanded the Company’s portfolio to 76 nursing centers with 8,453 skilled nursing beds.

This Amendment includes information as follows:

•
Audited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) for the years ended December 31, 2015 and December 31, 2014,

•
Unaudited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) for the nine months ended September 30, 2016 and September 30, 2015, and

•
Pro forma financial statements for the nine month periods ended September 30, 2016 as well as the year ended December 31, 2015 that combine, on a limited basis, the financial results of the Company with the financial results of the portfolio acquired from Golden Living.

It is important to note that the pro forma financial statements were prepared in accordance with SEC rules and do not allow for material adjustments to be made that demonstrate the expected financial impact of this business combination.  Management is required by rule to combine the financial results of the assumed portfolio - adjusted only for non-recurring transaction costs, known contractual obligations, and line item classification changes - with its existing financial statements to be presented within this Amendment.  Management is not permitted to make any other adjustments to the pro forma financial statements to alter the expected outcomes of the acquisition.  However, the Golden Living financial statements confirm management’s original disclosures of expected annual Revenue contribution from the transaction of greater than $185 million and annual lease expense for the new portfolio of approximately $28.2 million.  The portfolio acquired from Golden Living was a component of a much larger organization and includes allocations of expenses made in accordance with Golden Living’s internal processes and policies that are not necessarily comparable with the Company’s financial outcomes. Due to the legal structure of this acquisition, the Company did not acquire any assets or liabilities from Golden Living and, thus, the pro forma financial results do not include adjustments to the Company’s balance sheet related to the transaction as of the pro forma financial statement dates.  It is important to note that the Company’s assets and liabilities will be affected by the transaction going forward.

The information furnished under Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (“Exchange Act”) or otherwise subject to the liabilities under that section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933 or the Exchange Act.

Cautionary Note Regarding Forward-Looking Statements
The statements in this Amendment to the Current Report on Form 8-K, including statements about the benefits of the transactions, expectations regarding the future financial and operational performance of the Company and the pro forma combined consolidated financial information under Item 7.01 and in Exhibit 99.3 attached hereto contain “forward-looking statements” within the meaning of the federal securities laws, including the Private Securities Litigation Reform Act of 1995. The pro forma combined consolidated financial information is based on estimates and assumptions that could cause actual results to differ materially from those expected or implied by the pro forma combined financial information or the estimates and assumptions used in preparing the pro forma combined financial information. The pro forma combined financial information and forward-looking statements are based on current expectations and projections about future events. Investors are cautioned that forward-looking statements are not guarantees of future performance or results and involve risks and uncertainties that cannot be predicted or quantified and, consequently, the actual performance of the Company may differ materially from that expressed or implied by such forward-looking statements.  In addition to any assumptions and other factors referred to specifically in connection with such statements, other factors, many of which are beyond our ability to control or predict, could cause our actual results to differ materially from the results expressed or implied in any forward-looking statements including, but not limited to, our ability to successfully integrate the operations of our new nursing centers in Alabama, Mississippi, Kansas and Kentucky, as well as successfully operate all of our centers, our ability to increase census at our renovated centers, changes in governmental reimbursement, including the impact of the CMS final rule that has resulted in a reduction in Medicare reimbursement as of October 2012 and our ability to mitigate the impact of the revenue reduction, government regulation, the impact of the recently adopted federal health care reform or any future health care reform, any increases in the cost of borrowing under our credit agreements, our ability to comply with covenants contained in those credit agreements, the outcome of professional liability lawsuits and claims, our ability to control ultimate professional liability costs, the accuracy of our estimate of our anticipated professional liability expense, the impact of future licensing surveys, the outcome of proceedings alleging violations of state or Federal False Claims Acts, laws and regulations governing quality of care or other laws and regulations applicable to our business including laws governing reimbursement from government payors, impacts associated with the implementation of our electronic medical records plan, the costs of investing in our business initiatives and development, our ability to control costs, changes to our valuation of deferred tax assets, changes in occupancy rates in our centers, changing economic and competitive conditions, changes in anticipated revenue and cost growth, changes in the anticipated results of operations, the effect of changes in accounting policies as well as other risk factors detailed in the Company’s Securities and Exchange Commission filings. The Company has provided additional information in its Annual Report on Form 10-K for the fiscal year ended December 31, 2015, as well as in its other filings with the Securities and Exchange Commission, which readers are encouraged to review for further disclosure of other factors. These assumptions may not materialize to the extent assumed, and risks and uncertainties may cause actual results to be different from anticipated results. These risks and uncertainties also may result in changes to the Company’s business plans and prospects. Diversicare Healthcare Services, Inc. is not responsible for updating the information contained in this press release beyond the published date, or for changes made to this document by wire services or Internet services.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired

Financial statements for the acquired businesses as required under Item 9.01 of Form 8-K in connection with the acquisition are attached.

(b) Pro Forma Financial Information

Pro forma financial information relative to the acquired businesses as required under Item 9.01 of Form 8-K in connection with the acquisition are attached.

(d) Exhibits

Number    Exhibit

23.1    Consent of Independent Auditors.

99.1    Audited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) at December 31, 2015 and December 31, 2014 and the audited combined statements of operations, statements of equity and statements of cash flows for each of the two years in the period ended December 31, 2015, and the related notes thereto.

99.2    Unaudited combined financial statements of Golden Living Businesses Assumed (Certain Assets, Liabilities and Operations Related to the Alabama and Mississippi GoldenLiving Centers) at September 30, 2016 and December 31, 2015 and the unaudited condensed combined statements of operations and statements of cash flows for each of the nine months ended September 30, 2016 and September 30, 2015, and the related notes thereto.

99.3    Unaudited pro forma condensed financial statements of Diversicare Healthcare Services, Inc. for the nine months ended September 30, 2016 and for the year ended December 31, 2015 and as of September 30, 2016, and the notes related thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Diversicare Healthcare Services, Inc.

By: /s/ James R. McKnight, Jr.
James R. McKnight, Jr.
Chief Financial Officer

Date:    December 14, 2016